© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
E*TRADE Financial Corporation
KBW Securities Brokerage & Market Structure Conference
Matthew Audette
Chief Financial Officer
November 30, 2011
© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Exhibit 99.1

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Notice to Investors
Safe Harbor Statement
This presentation contains certain projections or other forward-looking statements regarding future events or the future performance of the
Company. Various factors, including risks and uncertainties referred to in the
10Ks, 10Qs and other reports E*TRADE Financial Corporation periodically files with the SEC, could cause our actual results to differ materially from those indicated by our projections or other forward-looking statements. This presentation also contains disclosure of non-GAAP financial measures. A reconciliation of these financial measures to the most directly comparable
GAAP financial measures can be found on the investor relations site at
https://investor.etrade.com.
Forward-Looking Statements
The statements contained in this presentation that are forward looking are based on current expectations that are subject to a number of uncertainties and risks, and actual results may differ materially. Further information about these risks and uncertainties can be found in the Company’s annual, quarterly and current reports on Form 10-K, Form 10-Q and Form 8-K previously filed by E*TRADE Financial Corporation with the SEC (including information under the caption “Risk Factors”). Any forward-looking statement included in this release speaks only as of the date of this communication; the Company disclaims any obligation to update any information.

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Summary of recent strategic review process

•
•
Focus on maximizing shareholder value
Focus on maximizing shareholder value
•
•
Comprehensive process conducted from Aug through Nov 2011
Comprehensive process conducted from Aug through Nov 2011
• A period which experienced a significant negative shift in macroeconomic dynamics and market sentiment
•
•
Broad range of alternatives contemplated
Broad range of alternatives contemplated
• From
execution of current strategy deleverage /de-risk Bank
sell Bank
to sale of Company
•
•
Unanimous conclusion of entire Board to continue execution of
Unanimous conclusion of entire Board to continue execution of current strategy
current strategy
• Consistent with the recommendation of financial advisors
• All measures support substantially higher valuation of ETFC through execution of current plan, than current market would likely provide in an acquisition scenario
•
•
No sales process initiated
No sales process initiated
• Conclusion supported by evaluation of likely candidates, ability to pay, synergies, financing and market considerations

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Summary of recent strategic review process
Provides time to work through credit & interest rate
environment, to realize normalized earnings and
valuation
Opportunity to realize value from strategic
initiatives
Regulatory restrictions on efficient use of capital
Ongoing credit exposure in legacy portfolio
Outcome of exhaustive review
Advantages and    Disadvantages of contemplated alternatives

Considered in connection with a variety of
Bank deleveraging / de-risking strategies
Crystallizes downside
credit scenario, today
Regulatory and market
concerns regarding
deposit transfer pricing
Current environment
impacting strategic
interest and valuation
Crystallizes downside
credit scenario, today
Limited value for
strategic initiatives
Current environment
impacting strategic
interest and valuation
Potential for “pure play”
broker valuation / capital
structure
Eliminate exposure to
downside credit
scenarios
Realize synergy value
Eliminate exposure to
downside credit
scenarios

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strategic focus
Improve market position in retail brokerage
Improve market position in retail brokerage
• Accelerate growth of our customer franchise
• Continue to enhance the customer experience, improve satisfaction and retention
Accelerate growth of institutional businesses
Accelerate growth of institutional businesses
• Corporate services group
• Market making operations
Enhance position in long term investor segment
Enhance position in long term investor segment
• Expand brand reach for awareness and preference
• Grow customer share of wallet
Strengthen overall financial and franchise position
Strengthen overall financial and franchise position
• Strengthen balance sheet and income statement
• Mitigate credit losses on legacy loan portfolio & enhance risk profile
• Focus on increasing shareholder value through efficient distribution of capital

• Strategic partnerships
Optimize value of bank franchise
Optimize value of bank franchise
• Maximize value of customer deposits
• Develop strategy to more fully serve the financial needs of our 2.8M brokerage customers

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strengthen overall financial position
Ongoing improvement in net income

(1)

Strengthen overall financial position

Defined path to improved earnings through current strategy
Should reduce to $0 as capital is efficiently deployed
Should reduce to $0 as legacy portfolio runs off
Spread should improve to 300bps
with normalized rate environment
Servicing costs should reduce to $0 as legacy portfolio runs off
FDIC should reduce by 50% as risk profile improves
Net interest income
$1,236
$1,297
Commissions
$450
$450
Other
$394
$394
Net revenues
$2,080
$2,141
Provision
($512)
$0
Expenses
($1,235)
($1,113)
Operating income
$333
$1,028
Interest & other
($174)
$0
Pre-tax income
$159
$1,028
© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
($ M)
Last 12 months
Long-term impact
to current strategy

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strengthen overall financial position
Improve capital structure
as of 9/30/11 Bank Parent
Well-
capitalized
threshold
Bank excess
to well-
capitalized
Total capital to
risk-weighted assets
(2)
17.2% 12.5% 10.0% $1.5B
Tier 1 capital to
risk-weighted assets
(2)
16.0% 11.2% 6.0% $2.1B
Tier 1 leverage
(2)
8.1% 5.7% 5.0% $1.3B
Tier 1 common
(3)
-- 9.3% 7.0% --
Bank excess capital / Parent debt
Bank capital generation (last 4 quarters)

On average, each $1B of loan portfolio run-off
generates:
$100M of risk-based capital
$60M of Tier 1 capital
Since 2008, Bank has grown excess risk-based
capital by $0.8B, and excess Tier 1 capital by $0.7B
Company is focused on increasing franchise value
and risk profile through efficient distribution of capital
as soon as feasible

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strengthen overall financial position
Deferred tax asset

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strengthen overall financial position
Mitigate credit losses on legacy loan portfolio
($ B)
Loan balance
9/30/07
(4)
Paydowns
(5)
Charge-offs
Loan balance
9/30/11
(4) (4)
Average age
1-4 Family loans $17 ($9) ($1) $7 5.2 yrs
Home equity $12 ($3) ($3) $6 5.5 yrs
Consumer $3 ($2) ($0) $1 7.6 yrs
TOTAL
$32 ($14) ($4) $14

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Strengthen overall financial position
Mitigate credit losses on legacy loan portfolio
Loan modifications (TDRs)
Other loss mitigation
Increasing the use of
servicers that specialize in
troubled assets:
$2.3B, or ~20% of portfolio with
higher quality servicers, with an
additional $1B of loans in the
pipeline
Accelerating the liquidation of
properties in foreclosure through
short sales
$311M of net recoveries from
originators to date (including
$43M in 4Q 2011)
Payment reduction:
targeting 50% reduction in
borrower payments
Incremental reserving:
Allowance increases to life of
loan from 12 mo loss assumption
for loans that are modified
Improvement to performance
as program evolves:
avg re-delinquency at  12mo:
• 1-4 Family: 28%
• Home equity: 42%

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Favorable mix shift in assets from legacy loans into high quality margin loans and securities (i.e., government-backed agencies)
Optimize value of bank franchise
Average agency securities
and cash & other
Average loans and
margin receivables

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Interest rates are at historic lows
Expect meaningful spread
compression if the current rate
environment persists
Spread could go to 2.50% if
current rate environment persists;
3.00% is more indicative of long-
term spread.
Challenging rate environment & impact on spread
Optimize value of bank franchise
Maximize value of customer deposits
Average interest earning assets & net interest spread

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Improve market position in retail brokerage
Accelerate growth of our customer base

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Improve market position in retail brokerage
Accelerate growth of our customer base

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Improve market position in retail brokerage
A unique, customizable investor experience (Q1 12)
33,000 users in Beta
Adds dynamic content and streamlines
browser experience
Exclusive program for active traders
Customer-centric marketing campaign
Powerful mobile platform for account
and market access anytime, anywhere
Weekly options, portfolio margin
Futures integrated E*TRADE Pro in 2012
Increasing partner network
Rolling out developer kit
Evolving products & platform
Connecting customers for education, investing
ideas

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Increasing sales impact
Refocusing advertising to evolve brand
with focus on long term investors
Testing multiple offers; focused on greater
assets and account quality
Improve market position in retail brokerage
Expanding
sales force
Significantly increase sales network from 2010 through 2012
Recently implemented performance management plan that clearly measures, targets, and rewards performance
Segmentation and targeting of long-term investors for outreach
Expanding
annuitized revenue
Greater focus on mutual funds and managed investment portfolios
Launched unified managed accounts
Continuous improvements in packaging of diversified investment products

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Market making business
• Leveraging world class technologies and superior
execution capabilities
• Leading market share in  ADRs; growing market share
in National Market Securities
•
Growing base of external customers, comprising 32+
external clients (20%+ y/y growth), and accounting for
50% of market making revenue
Stock plan administration for public
companies
Corporate services group
Build on market leadership with 1,400+ corporate clients,
representing +20% of S&P 500
• Foster strategically important channel for new brokerage
accounts, accounting for 25-30% of gross new accounts
• Increase institutional sales force
• Healthy pipeline of committed new clients
Accelerate growth of institutional business
E*TRADE
#2 Player
#3 Player
6+ other providers
10%

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Segmentation of customers to drive greater share of wallet
Investable assets per
household
(11)
E*TRADE share of
customer wallet
Active Trader $1,100,000 36%
Investor $542,000 10%
Total households
(12)
$557,000 12%
Enhance position in long term investor segment
Through segmentation have determined customers best served by proactive engagement
Significant improvement in asset penetration within a year of assigning a financial consultant
Goal is to significantly grow sales network by end of 2012 from 2010 levels
Enhance brand reputation as a trusted financial provider
Expand investing and retirement product set, education, resources and advisory capabilities

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Challenges

© 2011 E*TRADE Financial Corporation. All rights reserved. This presentation contains confidential information and may not be disclosed without E*TRADE Financial Corporation’s written permission. 21

© 2011 E*TRADE Financial Corporation. All rights reserved.
This presentation contains confidential information and may not be disclosed without
E*TRADE Financial Corporation’s written permission.
Appendix